FOR IMMEDIATE RELEASE

                             NORWOOD FINANCIAL CORP
                             ----------------------
                          ANNOUNCES INCREASED EARNINGS
                          ----------------------------

April 20, 2004

         William W. Davis, Jr., President and Chief Executive Officer of Norwood Financial Corp (Nasdaq-NWFL) and its subsidiary Wayne Bank announced earnings for the three months ended March 31, 2004 of $1,200,000, which represents an increase of 8.1% over the $1,110,000 earned in the similar period of 2003. Earnings per share, on a fully diluted basis, were $.45 in the current period, increasing from $.42 in 2003. The return on assets and return on equity were 1.26% and 11.08%, respectively, for the three months ended March 31, 2004.

         Total assets increased $13.3 million from March 31, 2003 to total $383.9 million as of March 31, 2004, while stockholders' equity increased $3.5 million to $44.0 million, and deposits grew by $9.5 million to $305.4 million.

         Loans receivable totaled $233.6 million as of March 31, 2004, an increase of $13.2 million from March 31, 2003. The increase was principally due to commercial and residential real estate loan growth, with each portfolio increasing in excess of 15%. This growth was partially offset by a continued decline in indirect automobile lending, as the Company has shifted its emphasis to real estate related lending.

         The Company's asset quality ratios remain strong. Non-performing loans totaled $74,000 or .03% of total loans as of March 31, 2004, declining from $170,000 or .08% of total

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

loans as of March 31, 2003. As a result of a decrease in non-performing loans and a lower level of net charges, the Company was able to reduce the provision for loan losses to $125,000 for the three months ended March 31, 2004 from $165,000 in the similar period of 2003. The allowance for loan losses was $3,302,000, and represented 1.41% of total loans as of March 31, 2004.

         Net interest income on a fully taxable basis totaled $3,589,000 for the three months ended March 31, 2004, an increase of $158,000, or 4.6%, when compared to the three months ended March 31, 2003. The net interest margin for the current period was 3.95% compared to 3.94% in the prior period. Other income for the current period totaled $939,000 and included $235,000 in gains on sales of securities and mortgage loans compared to $888,000 in the similar period of 2003, which included $283,000 in gains on sales of securities and mortgage loans. Other expenses for the period in 2004 totaled $2,595,000 compared to $2,466,000 in 2003.

         Norwood Financial Corp., through its subsidiary Wayne Bank, operates ten offices and twelve automated teller machines in Wayne, Pike and Monroe Counties. An eleventh office is under construction in the Marshalls Creek area of Monroe County. The Company's stock is traded on the Nasdaq under the symbol NWFL.

         The foregoing material may contain forward-looking statements. We caution that such statements may be subject to a number of uncertainties and actual results could differ materially and therefore readers should not place undue reliance on any forward-looking statements. Norwood Financial Corp does not undertake, and specifically disclaims any obligation to publicly release the results of any revisions that may be made to any

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

forward-looking   statements  to  reflect  the   occurrence  of  anticipated  or
unanticipated events or circumstances after the date of such statements.

Contact:  Lewis J. Critelli
          Executive Vice President &
          Chief Financial Officer
          NORWOOD FINANCIAL CORP
          570-253-1455
          www.waynebank.com



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

NORWOOD FINANCIAL CORP.
Consolidated Balance Sheets (unaudited)
(dollars in thousands)

                                                                    March 31
                                                            ----------------------
                                                                2004        2003
                                                            ---------    ---------
ASSETS
   Cash and due from banks                                  $   8,272    $  11,069
   Interest bearing deposits with banks                           186          144
   Federal funds sold                                           6,375       10,680
                                                            ---------    ---------
          Cash and cash equivalents                            14,833       21,893

  Securities available for sale                               116,431      110,480
  Securities held to maturity,
    fair value 2004:$6,014  2003: $6,505                        5,750       6,206
  Loans receivable (net of unearned Income)                   233,587      220,426
  Less: Allowance for loan losses                               3,302        3,212
                                                            ---------    ---------
          Net loans receivable                                230,285      217,214
  Investment in FHLB Stock                                      1,834        1,832
  Bank premises and equipment,net                               5,556        5,861
  Foreclosed real estate                                           22           11
  Accrued interest receivable                                   1,724        1,687
  Other assets                                                  7,459        5,444
                                                            ---------    ---------
          TOTAL ASSETS                                      $ 383,894    $ 370,628
                                                            =========    =========

LIABILITIES
  Deposits:
    Non-interest bearing demand                             $  40,645    $  34,419
    Interest-bearing                                          264,795      261,495
                                                            ---------    ---------
          Total deposits                                      305,440      295,914
  Short-term borrowings                                         9,076        7,951
  Long-term debt                                               23,000       23,000
  Accrued interest payable                                      1,216        1,597
  Other liabilities                                             1,116        1,603
                                                            ---------    ---------
          TOTAL LIABILITIES                                   339,848      330,065

STOCKHOLDERS' EQUITY
  Common Stock, $.10 par value,
    authorized 10,000,000 shares
    issued: 2,705,715 shares                                      270          270
  Surplus                                                       5,001        4,714
  Retained earnings                                            37,790       34,779
  Treasury stock, at cost:
    2004: 19,247 shares, 2003: 48,102 shares                     (310)        (666)
  Unearned ESOP Shares                                           (500)        (701)
  Accumulated other comprehensive income                        1,795        2,167
                                                            ---------    ---------
          TOTAL STOCKHOLDERS' EQUITY                           44,046       40,563
                                                            ---------    ---------

          TOTAL LIABILITIES AND
                 STOCKHOLDERS' EQUITY                       $ 383,894    $ 370,628
                                                            =========    =========

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



NORWOOD FINANCIAL CORP.
Consolidated Statement of Income (unaudited)
(dollars in thousands, except per share data)

                                                Three Months Ended
                                                      March 31
                                                ------------------
                                                    2004     2003
                                                  ------   ------
INTEREST INCOME
    Loans receivable, including fees              $3,552   $3,636
    Securities                                     1,130    1,256
    Other                                              7       33
                                                  ------   ------
        Total Interest income                      4,689    4,925

INTEREST EXPENSE
    Deposits                                         908    1,305
    Short-term borrowings                             25       25
    Long-term debt                                   323      317
                                                  ------   ------
        Total Interest expense                     1,256    1,647
                                                  ------   ------
NET INTEREST INCOME                                3,433    3,278
PROVISION FOR LOAN LOSSES                            125      165
                                                  ------   ------
NET INTEREST INCOME AFTER PROVISION
  FOR LOAN LOSSES                                  3,308    3,113

OTHER INCOME
    Service charges and fees                         441      442
    Income from fiduciary activities                  86       50
    Net realized gains on sales of securities        178      143
    Gains on sale of loans                            57      140
    Other                                            177      113
                                                  ------   ------
        Total other income                           939      888

OTHER EXPENSES
    Salaries and  employee benefits                1,302    1,230
    Occupancy, furniture and equipment, net          352      356
    Data processing related                          146      144
    Losses on lease residuals                         90        -
    Taxes, other than income                          91       82
    Professional Fees                                 85       49
    Other                                            529      605
                                                  ------   ------
        Total other expenses                       2,595    2,466

INCOME BEFORE TAX                                  1,652    1,535
INCOME TAX EXPENSE                                   452      425
                                                  ------   ------
NET INCOME                                        $1,200   $1,110
                                                  ======   ======

Basic earnings per share                          $ 0.46   $ 0.43
                                                  ======   ======

Diluted earnings per share                        $ 0.45   $ 0.42
                                                  ======   ======

Cash dividend per share                           $ 0.17   $ 0.16
                                                  ======   ======

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

NORWOOD FINANCIAL CORP.
Financial Highlights (Unaudited)
(dollars in thousands, except per share data)

Three Months Ended March 31                                 2004       2003
---------------------------                               --------  ---------

Net interest income                                       $  3,433  $   3,278
Net income                                                   1,200      1,110

Net interest spread (fully taxable equivalent)                3.65%      3.55%
Net interest margin (fully taxable equivalent)                3.95%      3.94%
Return on average assets                                      1.26%      1.23%
Return on average equity                                     11.08%     11.12%
Basic  earnings per share                                 $   0.46  $    0.43
Diluted earnings per share                                    0.45       0.42


As of March 31
--------------

Total Assets                                              $383,894  $ 370,628
Total Loans receivable                                     233,587    220,426
Allowance for loan  losses                                   3,302      3,212
Total deposits                                             305,440    295,914
Stockholders' equity                                        44,046     40,563
Trust Assets  under management                              77,208     59,567

Book value per share                                      $  16.40  $   15.26
Equity to total assets                                       11.47%     10.94%
Allowance to total loans receivable                           1.41%      1.46%
Nonperforming loans to total loans                            0.03%      0.08%

NORWOOD FINANCIAL CORP
Consolidated Balance Sheets (unaudited)
(dollars in thousands)

                                               31-Mar     31-Dec     30-Sep     30-Jun     31-Mar
                                                2004       2003       2003       2003       2003
                                              --------   --------   --------   --------   --------
ASSETS
  Cash and due from banks                     $  8,272   $  9,110   $ 11,870   $ 12,196   $ 11,069
  Interest bearing deposits with banks             186         64        796         62        144
  Federal funds sold                             6,375          -      3,400      7,050     10,680
                                              --------   --------   --------   --------   --------
        Cash and cash equivalents               14,833      9,174     16,066     19,308     21,893

  Securities available for sale                116,431    124,823    127,437    120,282    110,480
  Securities held to maturity                    5,750      5,748      6,193      6,173      6,206
  Loans receivable (net of unearned Income)    233,587    233,733    228,884    225,222    220,426
  Less: Allowance for loan losses                3,302      3,267      3,272      3,294      3,212
                                              --------   --------   --------   --------   --------
        Net loans receivable                   230,285    230,466    225,612    221,928    217,214
  Investment in FHLB stock                       1,834      2,002      1,935      1,865      1,832
  Bank premises and equipment, net               5,556      5,596      5,629      5,740      5,861
  Foreclosed real estate                            22          -         11         11         11
  Other assets                                   9,183      9,674      9,834      7,294      7,131
                                              --------   --------   --------   --------   --------
        TOTAL ASSETS                          $383,894   $387,483   $392,717   $382,601   $370,628
                                              ========   ========   ========   ========   ========

LIABILITIES
   Deposits:
     Non-interest bearing demand              $ 40,645   $ 39,517   $ 45,846   $ 40,699   $ 34,419
     Interest-bearing deposits                 264,795    267,152    269,614    266,493    261,495
                                              --------   --------   --------   --------   --------
        Total deposits                         305,440    306,669    315,460    307,192    295,914
   Other borrowings                             32,076     35,859     32,925     30,589     30,951
   Other liabilities                             2,332      2,124      2,497      3,087      3,200
                                              --------   --------   --------   --------   --------
        TOTAL LIABILITIES                      339,848    344,652    350,882    340,868    330,065

STOCKHOLDERS' EQUITY                            44,046     42,831     41,835     41,733     40,563
                                              --------   --------   --------    -------   --------
        TOTAL LIABILITIES AND
          STOCKHOLDERS' EQUITY                $383,894   $387,483   $392,717   $382,601   $370,628
                                              ========   ========   ========   ========   ========

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

NORWOOD FINANCIAL CORP
Consolidated Statements of Income (unaudited)
(dollars in thousands, except per share data)

                                                31-Mar   31-Dec  30-Sep    30-Jun   31-Mar
Three months ended                               2004     2003    2003      2003     2003
                                               -------   ------  -------   ------   ------
INTEREST INCOME
    Loans receivable, including fees            $3,552   $3,653   $3,590   $3,627   $3,636
    Securities                                   1,130    1,183    1,148    1,157    1,256
    Other                                            7        8       22       32       33
                                                ------   ------   ------   ------   ------
         Total Interest income                   4,689    4,844    4,760    4,816    4,925

INTEREST EXPENSE
    Deposits                                       908      997    1,114    1,222    1,305
    Borrowings                                     348      350      347      346      342
                                                ------   ------   ------   ------   ------
         Total Interest expense                  1,256    1,347    1,461    1,568    1,647
NET INTEREST INCOME                              3,433    3,497    3,299    3,248    3,278
PROVISION FOR LOAN LOSSES                          125      165      165      165      165
                                                ------   ------   ------   ------   ------
NET INTEREST INCOME AFTER PROVISION
     FOR LOAN LOSSES                             3,308    3,332    3,134    3,083    3,113

OTHER INCOME
    Service charges and fees                       441      455      489      460      442
    Income from fiduciary activities                86       61       85       54       50
    Net realized gains on sales of securities      178      150      156      243      143
    Gains on sale of loans                          57       --       19       33      140
    Other                                          177      132      136      132      113
                                                ------   ------   ------   ------   ------
         Total other income                        939      798      885      922      888

OTHER EXPENSES
    Salaries and  employee benefits              1,302    1,235    1,232    1,219    1,230
    Occupancy, furniture and equipment, net        352      340      346      359      356
    Losses on lease residuals                       90       25       --       25       --
    Other                                          851      850      839      872      880
                                                ------   ------   ------   ------   ------
         Total other expenses                    2,595    2,450    2,417    2,475    2,466

INCOME BEFORE TAX                                1,652    1,680    1,602    1,530    1,535
INCOME TAX EXPENSE                                 452      453      408      408      425
                                                ------   ------   ------   ------   ------
NET INCOME                                      $1,200   $1,227   $1,194   $1,122   $1,110
                                                ======   ======   ======   ======   ======

Basic  earnings per share                       $ 0.46   $ 0.47   $ 0.46   $ 0.43   $ 0.43
                                                ======   ======   ======   ======   ======

Diluted earnings per share                      $ 0.45   $ 0.46   $ 0.45   $ 0.42   $ 0.42
                                                ======   ======   ======   ======   ======

Book Value per share                            $16.40   $15.96   $15.60   $15.69   $15.26

Return on average equity                         11.08%   11.60%   11.41%   10.92%   11.12%
Return on average assets                          1.26%    1.25%    1.22%    1.19%    1.23%

Net interest spread                               3.65%    3.61%    3.44%    3.44%    3.55%
Net interest margin                               3.95%    3.92%    3.80%    3.81%    3.94%

Allowance for loan losses to total loans          1.41%    1.40%    1.43%    1.46%    1.46%
Net charge-offs to average loans (annualized)     0.16%    0.29%    0.33%    0.15%    0.18%
Nonperforming loans to total loans                0.03%    0.06%    0.13%    0.18%    0.08%
Nonperforming assets to toal assets               0.03%    0.04%    0.08%    0.11%    0.05%


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